UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 2, 2005

New Century Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32314	56-2451736
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California		92612
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 440-7030

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 2, 2005, the registrant, New Century Mortgage Corporation, an indirect wholly owned subsidiary of the registrant ("NCMC"), NC Capital Corporation, a direct wholly owned subsidiary of NCMC ("NC Capital"), NC Residual II Corporation, a direct wholly owned subsidiary of NC Capital ("NCRII") and New Century Credit Corporation, a direct wholly owned subsidiary of the registrant ("NCCC") entered into Amendment No. 2 and Joinder (the "CSFB Amendment") to their Master Repurchase Agreement (the "CSFB Master Repurchase Agreement"), dated December 22, 2004, with Credit Suisse First Boston Mortgage Capital LLC ("CSFB"). The purpose of the CSFB Amendment was to amend the CSFB Master Repurchase Agreement to add Loan Partners Mortgage, Ltd., Kingston Mortgage Company, Ltd., Compufund Mortgage Company, Ltd., WRT Financial Limited Partnership, Peachtree Residential Mortgage, L.P., Residential Prime Lending Limited Partnership, Team Home Lending, Ltd., Sutter Buttes Mortgage, L.P., Midwest Home Mortgage Ltd., Austin Mortgage, L.P., Capital Pacific Home Loans, L.P., Golden Oak Mortgage, L.P., Northwest Capital Mortgage, L.P., scFinance, L.P. and Ad Astra Mortgage, Ltd. (collectively, the "ABAs"), as additional sellers under the CSFB Master Repurchase Agreement. Home123 Corporation, a wholly owned indirect subsidiary of the Corporation ("Home123"), acquired a portion of the ownership interests in the ABAs in connection with Home123’s acquisition of certain assets (the "RBC Asset Acquisition") and assumption of certain related liabilities of RBC Mortgage Company ("RBCM") that occurred at the closing under the Purchase and Assumption Agreement (the "Purchase and Assumption Agreement"), dated as of May 27, 2005, by and among NCMC, Home123, RBCM and RBC USA Holdco Corporation. The CSFB Amendment also amends the CSFB Master Repurchase Agreement to add certain mortgage loans acquired as part of the RBC Asset Acquisition. The CSFB Amendment is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

On September 2, 2005, NCMC, NC Capital, NCCC and Home123 (collectively, the "DB Sellers") entered into a Master Repurchase Agreement (the "DB Master Repurchase Agreement") with DB Structured Products, Inc., Aspen Funding Corp., Newport Funding Corp. and Gemini Securitization Corp., LLC (collectively, the "Buyers"). The DB Master Repurchase Agreement terminates on September 1, 2006 and includes certain mortgage loans acquired by Home123 as part of the RBC Asset Acquisition. Concurrently with the execution of the DB Master Repurchase Agreement, the registrant entered into a Guaranty Agreement (the "DB Guaranty Agreement") in favor of the Buyers with respect to the DB Sellers’ obligations under the DB Master Repurchase Agreement. The DB Master Repurchase Agreement and the DB Guaranty Agreement are filed as Exhibits 10.2 and 10.3, respectively, to this Current Report and are incorporated herein by reference.

On September 2, 2005, NCMC, NC Capital, NCCC, Home123 (collectively, the "BofA Sellers") and the registrant entered into a Master Repurchase Agreement (the "BofA Master Repurchase Agreement") with Bank of America, N.A. ("BofA"). The BofA Master Repurchase Agreement terminates on September 1, 2006 and includes certain mortgage loans acquired by Home123 as part of the RBC Asset Acquisition. Concurrently with the execution of the BofA Master Repurchase Agreement, the registrant entered into a Guaranty (the "BofA Guaranty") in favor of BofA with respect to the BofA Sellers’ obligations under the BofA Master Repurchase Agreement. The BofA Master Repurchase Agreement and the BofA Guaranty are filed as Exhibits 10.4 and 10.5, respectively, to this Current Report and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1. Amendment No. 2 and Joinder to Master Repurchase Agreement, dated as of September 2, 2005, by and among New Century Financial Corporation, NC Capital Corporation, New Century Credit Corporation, New Century Mortgage Corporation, NC Residual II Corporation, Loan Partners Mortgage, Ltd., Kingston Mortgage Company, Ltd., Compufund Mortgage Company, Ltd., WRT Financial Limited Partnership, Peachtree Residential Mortgage, L.P., Residential Prime Lending Limited Partnership, Team Home Lending, Ltd., Sutter Buttes Mortgage, L.P., Midwest Home Mortgage Ltd., Austin Mortgage, L.P., Capital Pacific Home Loans, L.P., Golden Oak Mortgage, L.P., Northwest Capital Mortgage, L.P., scFinance, L.P., Ad Astra Mortgage, Ltd. and Credit Suisse First Boston Mortgage Capital LLC.

10.2. Master Repurchase Agreement, dated as of September 2, 2005, by and among NC Capital Corporation, New Century Credit Corporation, Home123 Corporation, New Century Mortgage Corporation, DB Structured Products, Inc., Aspen Funding Corp., Newport Funding Corp. and Gemini Securitization Corp., LLC.

10.3. Guaranty Agreement, dated as of September 2, 2005, made by New Century Financial Corporation in favor of DB Structured Products, Inc., Aspen Funding Corp., Newport Funding Corp. and Gemini Securitization Corp., LLC.

10.4. Master Repurchase Agreement, dated as of September 2, 2005, by and among NC Capital Corporation, New Century Credit Corporation, Home123 Corporation, New Century Mortgage Corporation, New Century Financial Corporation and Bank of America, N.A.

10.5. Guaranty, dated as of September 2, 2005, made by New Century Financial Corporation in favor of Bank of America, N.A.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Century Financial Corporation

September 9, 2005	By:	/s/ Brad A. Morrice

Name: Brad A. Morrice
Title: Vice Chairman, President and Chief Operating Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 2 and Joinder to Master Repurchase Agreement, dated as of September 2, 2005, by and among New Century Financial Corporation, NC Capital Corporation, New Century Credit Corporation, New Century Mortgage Corporation, NC Residual II Corporation, Loan Partners Mortgage, Ltd., Kingston Mortgage Company, Ltd., Compufund Mortgage Company, Ltd., WRT Financial Limited Partnership, Peachtree Residential Mortgage, L.P., Residential Prime Lending Limited Partnership, Team Home Lending, Ltd., Sutter Buttes Mortgage, L.P., Midwest Home Mortgage Ltd., Austin Mortgage, L.P., Capital Pacific Home Loans, L.P., Golden Oak Mortgage, L.P., Northwest Capital Mortgage, L.P., scFinance, L.P., Ad Astra Mortgage, Ltd. and Credit Suisse First Boston Mortgage Capital LLC.
10.2	Master Repurchase Agreement, dated as of September 2, 2005, by and among NC Capital Corporation, New Century Credit Corporation, Home123 Corporation, New Century Mortgage Corporation, DB Structured Products, Inc., Aspen Funding Corp., Newport Funding Corp. and Gemini Securitization Corp., LLC.
10.3	Guaranty Agreement, dated as of September 2, 2005, made by New Century Financial Corporation in favor of DB Structured Products, Inc., Aspen Funding Corp., Newport Funding Corp. and Gemini Securitization Corp., LLC.
10.4	Master Repurchase Agreement, dated as of September 2, 2005, by and among NC Capital Corporation, New Century Credit Corporation, Home123 Corporation, New Century Mortgage Corporation, New Century Financial Corporation and Bank of America, N.A.
10.5	Guaranty, dated as of September 2, 2005, made by New Century Financial Corporation in favor of Bank of America, N.A.